UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 27, 2004

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-18348          06-1209796
(State or other                 (Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                            Identification No.)


1400 Corporate Center Way, Wellington, Florida            33414
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


                         Exhibit Index Appears on page 4

Item 2.02.        Results of Operations and Financial Condition

     On October 27, 2004, BE Aerospace, Inc. issued a press release announcing financial results for the fiscal quarter ended September 30, 2004. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BE AEROSPACE, INC.

                            By:  /s/ Thomas P. McCaffrey
                            -------------------------------------
                            Name:  Thomas P. McCaffrey
                            Title: Corporate Senior Vice President of
                                   Administration and Chief Financial Officer



Date:    October 27, 2004

                                  EXHIBIT INDEX



Exhibit No.     Description of Exhibits
------------    ----------------------------
99.1            Press release, dated October 27, 2004, issued by BE Aerospace,
                Inc. announcing financial results for the fiscal quarter ended
                September 30, 2004.